UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2006

STEWART & STEVENSON SERVICES, INC.

(Exact name of Registrant as specified in charter)

Texas	0-8493	74-1051605
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2707 North Loop West
Houston, Texas		77008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 868-7700

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (1 7 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On February 27, 2006, the Registrant and Armor Holdings, Inc. issued a joint press release announcing their entry into a definitive merger agreement. A copy of the press release is furnished herewith as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following Exhibit is furnished herewith as a part of this report:

Exhibit	Description

99.1

Joint Press Release of Stewart & Stevenson Services, Inc. and Armor Holdings, Inc., dated February 27, 2006, titled “Armor Holdings, Inc. Announces Agreement to Acquire Stewart & Stevenson Services, Inc.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART & STEVENSON SERVICES, INC.

Dated: February 27, 2006	By:	/s/ Carl B. King
Name: Carl B. King
Title: Senior Vice President, Secretary & General Counsel